SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  16)

Filed by the registrant             / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /    Preliminary proxy statement

/X/      Definitive proxy statement

/   /    Definitive additional materials

/   /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
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(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
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(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   /    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
         14a-6(j)(2).

/   /    $500 per each party to the controversy pursuant to Exchange
         Act Rule 14a-6(i)(3).

/   /    Fee Computed on table below per Exchange Act Rules 14a
         -6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)      Proposed maximum aggregate value of transaction:
/   /    Check box if any part of the fee is offset as provided by Exchange Act Rule  0-11(a)(2)  and identify the filing for which the offsetting  fee was paid  previously.  Identify  the  previous  filing  by  registration  statement  number,  or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, schedule or registration statement no.:

(3)      Filing Party:

(4)      Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                                             OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                       6803 South Tucson Way, Englewood, Colorado  80112

                                           Notice Of Annual Meeting Of Shareholders
                                                    To Be Held May 3, 2002

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders (the "Meeting") of Oppenheimer Multi-Sector Income Trust (the
"Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 1:00 P.M., Mountain time, on Friday, May 3, 2002, or any adjournments thereof (the "Meeting"), for the following purposes:

(1)      To elect three Trustees in Class C and one Trustee in Class A to hold office until the term of such class shall expire in
         2005 for the Class C Trustees and 2003 for the Class A Trustee, or until their successors are elected and shall qualify;

  (2)To ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 2001 (Proposal No. 1); and

  (3)To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on February 25th, 2002 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement.  Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted.  The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary

March 22, 2002

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Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

680

                                                 OPPENHEIMER MULTISECTOR INCOME TRUST

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Trustees of Oppenheimer Multi-Sector Income Trust (the "Fund") have asked that you vote on several matters at the Annual
                  Meeting of Shareholders to be held on May 3, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on February 25, 2002 are entitled to vote at the Meeting or any adjournment of the Meeting. Shareholders are entitled to cast one vote per share for each matter presented at the Meeting. It is expected that the Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about March 22, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To elect a Board of Trustees; and

2.       To ratify the section of KPMG LLP as the independent certified public accountants and auditors of the Fund for the Fiscal year commencing November 1, 2001 (Proposal 1)

Q.       How do the Trustees Recommend that I Vote?

A.       The Trustees recommend that you vote:

1.       FOR election of all nominees as Trustees; and

2.       FOR the ratification of the section of KPMG LLP as the independent certified public accountants and auditors of the Fund for the Fiscal year commencing November 1, 2001.

         Q.       How Can I Vote?

A.       You can vote in two (2) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting

                      Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the Proposals, your shares will be voted in favor of the Trustees' recommendations.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.

Q.       How Can I Get More Information About the Fund?

                  Copies of the Fund's annual report dated October 31, 2001 and semi-annual report dated April 30, 2001 have previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.647.7374 or write to the Fund at Shareholder
                  Financial Services, P.O. Box 173673, Denver Colorado 80217-3673.

         Q.       Whom Do I Call If I Have Questions?

A.       Please call us at 1.800.647.7374.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.
If you have any questions, please call us at 1.800.647.7374.

                                                 OPPENHEIMER MULTI-SECTOR INCOME TRUST

                                           6803 South Tucson Way, Englewood, Colorado 80112

                                                            PROXY STATEMENT

                                                    Annual Meeting Of Shareholders
                                                        To Be Held May 3, 2002

This Proxy Statement is furnished to the shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South
Tucson Way, Englewood, Colorado 80112, at 1:00 P.M., mountain time, on Friday, May 3, 2002 or any adjournments thereof (the
"Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 22, 2002.  For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 2001, call the Fund's transfer agent,
Shareholder Financial Services, Inc., at 1.800.647.7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting.
The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee.  The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers.  If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Trustees and on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received.
Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.
The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.  A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.  Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder  executes and returns a proxy but fails to indicate how the votes should be cast,  the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.  The cost of the preparation and distribution of these proxy materials is an expense of the Fund.  In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of
OppenheimerFunds, Inc., the Fund's investment advisor), or by officers or employees of the Fund's investment advisor (the "Advisor"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund.

                                                     ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms.  One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified.  At the Meeting, three Class C Trustees are to be elected for a three year term and one Class A trustee for a one year term, as described below, or until their respective successors shall be duly elected and shall have qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund.  The proxies being solicited hereby cannot be voted for more than four nominees.

Each of the Class C  Nominees,  Elizabeth  B.  Moynihan,  Phillip A.  Griffiths,  and Donald W. Spiro and the Class A nominee,  John V.
Murphy,  are  presently  Trustees  of the  Fund.  All  present  Trustees  of the  Fund  have  been  previously  elected  by the  Fund's shareholders  except for Mr. Murphy who was appointed as a Trustee on October 11, 2001.  All of the nominees have consented to be named as such in this proxy  statement  and have  consented  to serve as Trustees  if elected.  Class C Trustees to be elected at the Meeting shall  serve as such for a three year term and  constitute  the third  class of the Board.  Mr.  Murphy will serve as a Trustee for one year term to  coincide  with the other Class A Trustees.  The  classes of the Board and the  expiration  dates of their terms of office are shown below. Each of the Trustees serves as Trustee of other funds in the Oppenheimer family of funds (referred to as "Board I
Funds" in this proxy statement).  Each of the nominees and other Trustees are Trustees or Directors of the following Board I Funds1:

Oppenheimer California Municipal Fund                     Oppenheimer International Growth Fund
Oppenheimer Capital Appreciation Fund                     Oppenheimer International Small Company Fund
Oppenheimer Capital Preservation Fund                     Oppenheimer Money Market Fund, Inc.
Oppenheimer Concentrated Growth Fund                      Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund                       Oppenheimer Multi-Sector Income Trust
Oppenheimer Discovery Fund                                Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Growth Fund                          Oppenheimer Municipal Bond Fund
Oppenheimer Emerging Technologies Fund                    Oppenheimer New York Municipal Fund
Oppenheimer Enterprise Fund                               Oppenheimer Series Fund, Inc.
Oppenheimer Europe Fund                                   Oppenheimer Special Value Fund
Oppenheimer Global Fund                                   Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund                   Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Gold & Special Minerals Fund                  Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                                   Oppenheimer U.S. Government Trust

The Fund's Trustees and officers, their positions with the Fund and length of service in such positions and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act.  Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund ("Independent Trustee").  Mr. Murphy is an "interested trustee" (as that term is defined in the
Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund, because he is affiliated with
OppenheimerFunds, Inc. (the "Advisor") by virtue of his positions as an officer and director of the Advisor, and as a shareholder of its parent company.  Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Advisor, he will resign as a trustee of the Fund and the other Board I Funds for which he is a trustee or director.  Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc., a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Advisor) for fees aggregating $100,000 for the calendar year ended December 31, 2001, an amount representing less than 5% of the annual revenues of the
Directorship Search Group, Inc.  The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the 1940 Act or the rules thereunder require approval by a majority of Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.  Messrs.
Galli and Spiro have had no mutual business relationship with the Adviser and its affiliates within the past two years.  However, within the past five years and before becoming Independent Trustees they had been officers of the Adviser and owned shares of its parent company.  In 1997, Mr. Galli sold his remaining shares of the Manager's parent company for a cash payment of approximately
$7,851,200.  In 1997, Mr. Spiro sold shares of the Manager's parent company for a cash payment of approximately $9,814,000.  In 1999,
Mr. Spiro sold his remaining shares of the Manager's parent company for a cash payment of approximately $9,200,000.

The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924 except for Mr. Murphy whose address is 498 Seventh
Avenue, New York, NY 10018. Each Trustee serves for the term indicated or until his or her resignation, death or removal. The dollar ranges of shares owned in both the Fund ad in any of the Board I Funds includes shares owned directly or for the benefit of each trustee.  All information is as of December 31, 2001.

Independent Trustees

-------------------------- ------------------------------------------------------ ----------------- ------------------

                                                                                                    Aggregate Dollar
Name, Age, Position(s)     Principal Occupation(s) During Past 5 Years / Other    Dollar Range of    Range of Shares
Held with Fund and         Trusteeships Held by Trustee / Number of Portfolios    Shares Owned in    Owned in any of
Length of Time Served      in Fund Complex Overseen by Trustee                        the Fund      the Board I Funds

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Class A

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Leon Levy, Chairman of     General Partner of Odyssey Partners, L.P.                     $0                $0
the Board of Trustees      (investment partnership) (since 1982) and Chairman
Trustee since 1988         of the Board of Avatar Holdings, Inc. (real estate
Age: 76                    development) (since 1981). Director/trustee of 31
                           investment companies in the OppenheimerFunds complex.
term expires 2003

-------------------------- ------------------------------------------------------ ----------------- ------------------
                           ------------------------------------------------------ ----------------- ------------------

Clayton K. Yeutter, Trustee        Of Counsel, Hogan & Hartson (a law firm) (since 1993). Other                $0                                                                     Over $100,000
since 1991                         directorships: Caterpillar, Inc. (since 1993) a                 o
Age: 71                            (since 1999). Director/trustee of 31 investmentnd Weyerhaeuser C
                                   OppenheimerFunds complex.                       companies in the .
term expires 2003

                           ------------------------------------------------------ ----------------- ------------------
                           ------------------------------------------------------ ----------------- ------------------

Class B

                           ------------------------------------------------------ ----------------- ------------------
                           ------------------------------------------------------ ----------------- ------------------

Robert G. Galli,                   A Trustee or Director of other Oppenheimer funds. Formerly Vice             $0                                                                     Over $100,000
Trustee since 1993                 Chairman of the Manager (October 1995 - Decembe
Age: 68                            Director/trustee of 41 investment companies in r 1997).         n
                                   complex.                                       the OppenheimerFu ds
term expires 2004

                           ------------------------------------------------------ ----------------- ------------------
                           ------------------------------------------------------ ----------------- ------------------

Benjamin Lipstein, Trustee since   Professor Emeritus of Marketing, Stern Graduate School of Business      $0-$10,000                                                                 Over $100,000
1988                               Administration, New York University. Director/t
Age: 78                            investment companies in the OppenheimerFunds corustee of 31
term expires 2004                                                                 mplex.

                           ------------------------------------------------------ ----------------- ------------------
                           ------------------------------------------------------ ----------------- ------------------

Kenneth A. Randall, Trustee        A director of Dominion Resources, Inc. (electric utility holding            $0                                                                     Over $100,000
since 1988                         company) and Prime Retail, Inc. (real estate in
Age: 74                            formerly a director of Dominion Energy, Inc. (evestment trust);
                                   & gas producer), President and Chief Executive lectric power and
term expires 2004                  Conference Board, Inc. (international economic Officer of The
                                   research) and a director of Lumbermens Mutual Cand business      oil
                                   American Motorists Insurance Company and Americasualty Company,
                                   Mutual Insurance Company. Director/trustee of 3an Manufacturers
                                   companies in the OppenheimerFunds complex.     1 investment

                           ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------

Edward V. Regan,           President, Baruch College, CUNY; a director of                $0             $50,001 -
Trustee since 1993         RBAsset (real estate manager); a director of
Age: 71                    OffitBank; formerly Trustee, Financial Accounting
                           Foundation (FASB and GASB), Senior Fellow of Jerome
term expires 2004          Levy Economics Institute, Bard College, Chairman of
                           Municipal Assistance Corporation for the City of New                         $100,000
                           York, New York State Comptroller and Trustee of New
                           York State and Local Retirement Fund.
                           Director/trustee of 31 investment companies in the
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------
Russell S. Reynolds, Jr.,  Chairman of The Directorship Search Group, Inc.
Trustee since 1989         (corporate governance consulting and executive
Age: 70                    recruiting) (since 1993); a director of Professional
                           Staff Limited (a U.K. temporary staffing company)
term expires 2004          (since 1995); a life trustee of International House           $0         $10,001 - $50,000
                           (non-profit educational organization), and a trustee
                           of the Greenwich Historical Society (since 1996).
                           Director/trustee of 31 investment companies in the
                           OppenheimerFunds complex.
-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------
Class C
-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------
Phillip A. Griffiths,      The Director of the Institute for Advanced Study,             $0         $50,001-$100,000
Trustee since 1999         Princeton, N.J. (since 1991), director of GSI
Age: 63                    Lumonics (since 2001) and a member of the National
                           Academy of Sciences (since 1979); formerly (in
                           descending chronological order) a director of
term expires 2002          Bankers Trust Corporation, Provost and Professor of
                           Mathematics at Duke University, a director of
                           Research Triangle Institute, Raleigh, N.C., and a
                           Professor of Mathematics at Harvard University.
                           Director/trustee of 30 investment companies in the
                           OppenheimerFunds complex.
-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------
Elizabeth B. Moynihan,     Author and architectural historian; a trustee of the          $0             $50,001 -
Trustee since 1992         Freer Gallery of Art and Arthur M. Sackler Gallery
Age: 72                    (Smithsonian Institute), Trustees Council of the
                           National Building Museum; a member of the Trustees
term expires 2002          Council, Preservation League of New York State.                              $100,000
                           Director/trustee of 31 investment companies in the
                           OppenheimerFunds complex.
-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------
Donald W. Spiro, Vice      Formerly he held the following positions: Chairman            $0           Over $100,000
Chairman of the Board of   Emeritus (until August 1999), Chairman (November
Trustees,                  1987 - January 1991) and a director (January 1969 -
Trustee since 1988         August 1999) of the Manager; President and Director
Age: 76                    of OppenheimerFunds Distributor, Inc., a subsidiary
                           of the Manager and the Fund's Distributor (July 1978
term expires 2002          - January 1992). Director/trustee of 31 investment
                           companies in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------ ----------------- ------------------

Interested Trustee and Officer

-------------------------- ------------------------------------------------------ ----------------- ------------------
Name, Address, Age,        Principal Occupation(s) During Past 5 Years / Other    Dollar Range of   Aggregate Dollar
Position(s) Held with      Trusteeships Held by Trustee / Number of Portfolios
Fund and Length of Time    in Fund Complex Overseen by Trustee                                       Range of Shares
Served                                                                            Shares Owned in    Owned in any of
                                                                                      the Fund       the Oppenheimer
                                                                                                          Funds
-------------------------- ------------------------------------------------------ ----------------- ------------------
-------------------------- ------------------------------------------------------ ----------------- ------------------
John V. Murphy*,           Chairman, Chief Executive Officer and director                $0         Over $100,0002
President and Trustee      (since June 2001) and President (since September
Trustee since October      2000) of the Manager; President and a trustee of
2001 Age: 52               other Oppenheimer funds; President and a director
                           (since July 2001) of Oppenheimer Acquisition Corp.,
                           the Manager's parent holding company and of
                           Oppenheimer Partnership Holdings, Inc., a holding
                           company subsidiary of the Manager; Director (since
                           November 2001) of OppenheimerFunds Distributor,
Class A Trustee            Inc., a subsidiary of the Manager; Chairman and a
                           director (since July 2001) of Shareholder Services,
term expires 2003          Inc. and of Shareholder Financial Services, Inc.,
                           transfer agent subsidiaries of the Manager;
                           President and a director (since July 2001) of
                           OppenheimerFunds Legacy Program, a charitable trust
                           program established by the Manager; a director of
                           the following investment advisory subsidiaries of
                           the Manager: OAM Institutional, Inc. and Centennial
                           Asset Management Corporation (since November 2001),
                           HarbourView Asset Management Corporation and OFI
                           Private Investments, Inc. (since July 2002);
                           President (since November 1, 2001) and a director
                           (since July 2001) of Oppenheimer Real Asset
                           Management, Inc., an investment advisor subsidiary
                           of the Manager; a director (since November 2001) of
                           Trinity Investment Management Corp. and Tremont
                           Advisers, Inc., investment advisory affiliates of
                           the Manager; Executive Vice President (since
                           February 1997) of Massachusetts Mutual Life
                           Insurance Company, the Manager's parent company; a
                           director (since June 1995) of DBL Acquisition
                           Corporation; formerly Chief Operating Officer (from
                           September 2000 to June 2001) of the Manager;
                           President and trustee (from November 1999 to
                           November 2001) of MML Series Investment Fund and
                           MassMutual Institutional Funds, open-end investment
                           companies; a director (from September 1999 to August
                           2000) of C.M. Life Insurance Company; President,
                           Chief Executive Officer and director (from September
                           1999 to August 2000) of MML Bay State Life Insurance
                           Company; a director (from June 1989 to June 1998) of
                           Emerald Isle Bancorp and Hibernia Savings Bank,
                           wholly-owned subsidiary of Emerald Isle Bancorp;
                           Executive Vice President Director and Chief
                           Operating Officer (from June 1995 to January 1997)
                           of David L. Babson & Co., Inc., an investment
                           advisor; Chief Operating Officer (from March 1993 to
                           December 1996) of Concert Capital Management, Inc.,
                           an investment advisor. Director/trustee of 63
                           investment companies in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------ ----------------- ------------------

Vote Required.  The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee.  The Board of Trustees recommends a vote for the election of each nominee.

A.  General Information Regarding the Board of Trustees.

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of the Advisor, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 2001. Each of the incumbent Trustees was present for at least 75% of the Board of Trustees meetings held and of all committees on which that Trustee served.  Mr. Murphy was present at all meetings following his appointment on October 11, 2001.

B.  Board of Trustees

The Board of Trustees has appointed standing Audit, Study and Proxy Committees comprised of Independent Trustees only.  The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act of 1940) of the Advisor or the Fund and all of whom are "independent" as that term is defined in the New York Stock Exchange listing standards.

         The Audit Committee held four meetings during the Fund's fiscal year ended October 31, 2001.  The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor.  Other functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the
Fund's independent auditor regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its Independent Trustees.  The Committee reviewed and discussed the audited financial statements with management and the independent auditors, discussed matters required to be discussed with the independent auditors, received the required written disclosures and letter from the independent auditors, discussed the independence of the auditor's with the independent auditors and based on these discussions and review recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report.  The Fund adopted an Audit Committee Charter. A copy of the charter was attached as Appendix A to the Fund's Proxy Statement dated March 12, 2001 The Board of Trustees does not have a standing nominating or compensation committee.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth Moynihan.  The Study
Committee held seven meetings during the Fund's fiscal year ended October 31, 2001. Among other functions, the Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the 1940 Act and other applicable law.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.  The Proxy Committee
held one meeting during the fiscal year ended October 31, 2001.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

C.  Additional Information Regarding Trustees and Officers.

         Each of the current Trustees also serves as a trustee or director of other Oppenheimer funds referred to as "Board I Funds."
The Fund's Non-Affiliated Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Fund in the OppenheimerFunds complex for which they serve as a director or trustee pays a share of these expenses.

         The officers of the Fund and one of the Trustees of the Fund (Mr. Murphy) who are affiliated with the Advisor receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended October 31, 2001. The compensation from all of the Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.
Compensation is paid for services in the positions below their names.

--------------------------------------- ------------------- ------------------ ------------------- -------------------
Trustee's Name                              Aggregate          Retirement      Number of Boards          Total
                                                                Benefits                              Compensation
                                                             Accrued as Part   on which Trustee         From all
                                           Compensation          of Fund       Served as of          Board I Funds
And Other Positions                         from Fund1          Expenses       12/31/01               (33 Funds)2
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Leon Levy                                           $1,699               None          31               $173,700
Chairman
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Robert G. Galli3                                    $1,034               None          41               $202,886
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Phillip Griffiths                                    $5374               None          30               $54,889
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Benjamin Lipstein                                   $1,469               None          31               $150,152
Study Committee Chairman,
Audit Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Elizabeth B. Moynihan                               $1,034               None          31               $105,760
Study Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Kenneth A. Randall                                    $949               None          31               $97,012
Audit Committee Chairman
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Edward V. Regan                                       $939               None          31               $95,960
Proxy Committee Chairman, Audit
Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Russell S. Reynolds, Jr.                              $702               None          31               $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Donald Spiro                                          $627               None          31               $64,080
--------------------------------------- ------------------- ------------------ ------------------- -------------------
--------------------------------------- ------------------- ------------------ ------------------- -------------------
Clayton K. Yeutter                                   $7025               None          31               $71,792
Proxy Committee Member
--------------------------------------- ------------------- ------------------ ------------------- -------------------
1.   Aggregate  compensation includes fees, deferred  compensation,  if any, and retirement plan benefits accrued for a Trustee for the fiscal year ended 10/31/01. No retirement benefit expenses were accrued by the Fund for the fiscal year ended October 31, 2001.
2.       For the 2001 calendar year.
3.       Total  compensation  for the 2001  calendar  year  includes  compensation  received for serving as a Trustee or Director of 10 additional Oppenheimer funds.
4.       The aggregate compensation from the Fund includes $537 deferred under the Deferred Compensation plan described below.
5.       The aggregate compensation from the Fund includes $176 deferred under the Deferred Compensation plan described below.

         The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

         The Board of Trustees  has adopted a Deferred  Compensation  Plan for  Non-Affiliated  Trustees  that enables them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to receive  from the Fund.  Under the plan,  the  compensation deferred by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more  Oppenheimer funds  selected by the Trustee.  The amount paid to the Trustee under the plan will be  determined  based upon the  performance  of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.
The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any
Trustee. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval.

         Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Spiro, Murphy, Farrar, Molleur, Wixted, Steinmetz, Wong and Zack, and Mses. Feld and
Ives respectively hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds.

----------------------------------------------- ----------------------------------------------------------------------
Name, Age, Position(s) Held with Fund and       Principal Occupation(s) During Past 5 Years
Length of Time Served
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Arthur  P.   Steinmetz,   Vice  President  and  Senior Vice President of the Advisor (since March 1993) and of
Portfolio Manager,
(since February 1, 1999)                        HarbourView Asset Management Corporation (since March 2000); an
Age: 43.                                        officer and portfolio manager of other Oppenheimer funds.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Caleb  Wong,   Vice  President  and  Portfolio  Vice President (since June 1999) of the Advisor; worked in
Manager,                                        fixed-income quantitative research and risk management for the
(since February 1, 1999)                        Advisor (since July 1996); formerly Assistant Vice President of the
Age: 36.                                        Advisor (January 1997 - June 1999); before joining the Advisor in
                                                July 1996 he was enrolled in the Ph.D. program for Economics at the
                                                University of Chicago
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer (since March 1999) of the
Financial and Accounting Officer                Advisor; Treasurer (since March 1999) of HarbourView Asset
(since April 1999)                              Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 42                                         Asset Management Corporation, Shareholder Financial Services, Inc.,
                                                Oppenheimer Partnership Holdings, Inc., OFI Private Investments,
                                                Inc. (since March 2000) OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since May 2000); offshore fund management subsidiaries of the Advisor, and OAM Institutional, Inc.
                                                (since November 2000), an investment advisory subsidiary of the
                                                Advisor; Treasurer and Chief Financial Officer (since May 2000) of
                                                Oppenheimer Trust Company; a trust company subsidiary of the
                                                Advisor, Assistant Treasurer (since March 1999) of Oppenheimer
                                                Acquisition Corp; and OppenheimerFunds Legacy Program (since April
                                                2000) an officer of other Oppenheimer funds.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Scott T. Farrar, Assistant Treasurer            Vice President of the Manager/Mutual Fund Accounting (since May
(since May 1996)                                1996); Assistant Treasurer of Oppenheimer Millennium Funds plc
Age: 36                                         (since October 1997); an officer of other Oppenheimer funds.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert G. Zack, Secretary                       Senior Vice President (since May 1985) and General Counsel (since
(since November 2001)                           February 2002) of the Manager; Assistant Secretary of Shareholder
Age: 53                                         Services, Inc. (since May 1985), Shareholder Financial Services,
                                                Inc. (since November 1989); OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly, Acting General Counsel (November
                                                2001 -February 2002) and Assistant General Counsel (1984-October
                                                2001) of the Manager.
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Manager (since July 1999);
(since November 2001)                           an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Manager (since July 1999);
(since November 2001)                           an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June
(since November 2001)                           1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Manager (August 1997 -
                                                June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).
----------------------------------------------- ----------------------------------------------------------------------

The address of each officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Farrar and Wixted and Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924. Each officer serves for an indefinite term, until his or her resignation, death or removal.  All officers serve at the pleasure of the Board.

Section 16(a) of the 1934 Act requires the Fund's officers and trustees, and persons who own more than 10% of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, trustees and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of Section
16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during 2001 all
Section 16(a) filing requirements applicable to its officers, trustees and greater than 10T beneficial owners were complied with.

                                           RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                                           (Proposal No. 1)

The Investment Company Act and the Fund's undertakings to The New York Stock Exchange require that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held.  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Advisor, at a
meeting held October 11, 2001 selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 2001.
KPMG also serves as auditors for certain other funds for which the Advisor acts as investment advisor and provides certain auditing and non-auditing services for the Advisor and its affiliated companies. The Audit Committee of the Fund's Board of Trustees
considered and found that the provision of such non-audit services is compatible with maintaining the principal accountant's independence.  At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors for the fiscal year beginning November 1, 2001.

During the fiscal year ended October 31, 2001, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters, and meetings with the Board of Trustees.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statement for the year ended October 31, 2001 were $27,834.

All Other Fees

There were no fees billed by KPMG for services rendered to the Fund other than the services described above under "Audit Fees" for the fiscal year ended October 31, 2001.  Additionally, there were no fees billed by KPMG to the Advisor or affiliates of the Advisor for services rendered to the Advisor or its affiliates for the fiscal year ended December 31, 2001.

Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of KPMG as auditors of the Fund.

                                                    Additional Information

Shares Outstanding and Entitled to Vote. As of February 25, 2002, the Fund had 29,202,560 shares outstanding.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).
As of February 25, 2002, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were Donaldson Lufkin and Jenrette Securities Corp., One Pershing Plaza, Jersey City, New Jersey
07303, which owned 1,533,797 shares (5.25% of the then outstanding shares); AG Edwards & Sons, Inc., One North Jefferson Avenue, St.
Louis, Missouri 63101 which owned 2,053,608 shares (7.03% of the then outstanding shares); UBS Paine Webber, 1000 Harbor Boulevard,
6th Floor, Weehawken, New Jersey 07087, which owned 3,318,600 shares (11.37% of the then outstanding shares); Salomon Smith Barney,
Inc., 333 W. 34th Street New York, New York 10001, which owned 1,811,623 shares (6.21% of the then outstanding shares); First
Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA  23606, which owned 1,975,907 shares (6.77% of the then outstanding shares);
Merrill Lynch, Pierce Fenner & Smith, 4 Corporate Place, Piscataway, NJ, , which owned 5,152,123 shares (17.65% of the then outstanding shares); and Prudential Securities, Inc., One York Plaza, 8th Floor, New York, New York 10004, which owned 1,758,872 shares (6.02% of the then outstanding shares).

The Advisor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Advisor is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund.  Shareholder Financial Services, Inc.
("SFSI"), a subsidiary of the Advisor, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the
Fund.  SFSI is paid an agreed upon fee for each account plus out-of-pocket costs and expenses.  The Fund incurred approximately
$43,144 in expenses for the fiscal year ended October 31, 2001 for services provided by SFSI.

The Advisor (including affiliates and subsidiaries) managed assets of more than $120 billion as of December 31, 2001, including more than 65 funds with more than 6.3 million shareholder accounts. The Advisor is a wholly-owned subsidiary of Oppenheimer Acquisition
Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Advisor, the
Distributor and OAC are located at 498 Seventh Avenue, New York, New York 10018. MassMutual is located at 1295 State Street,
Springfield, Massachusetts 01111. OAC acquired the
Advisor on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the
Advisor, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the 21,600,000 shares of
Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and 96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Advisor held (i) 884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on, among other things, the revenue, income, working capital, and excess cash of the Advisor). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price.
There were no transactions by a person who serves as a Trustee of the Fund during the period June 30, 2000 to December 31, 2001.

         The names and principal occupations of the executive officers and directors of the Advisor are as follows: John Murphy,
Chairman, President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President, Chief Financial Officer and
a director; O. Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer and a director; George Batejan,
Executive Vice President and Chief Information Officer; Robert G. Zack, Senior Vice President and General Counsel; Craig Dinsell,
James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers,
Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki,
Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Chris Leavy, Andrew J. Mika, David Negri, David Robertson,
Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Kenneth Winston, Carol Wolf, Kurt
Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Advisor: 498
Seventh Avenue, New York, NY 10018; 6803 South Tucson Way, Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, One Wall Street, New York, New York 10015, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended October 31, 2001 has previously been sent to shareholders. The Semi-Annual Report to Shareholders of the Fund as of April 31, 2001 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or by calling the Fund at
1.800.647.7374.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.647.7374.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                           FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of Proxies.  The cost of preparing,  printing and mailing the proxy ballot,  notice of meeting,  and this Proxy Statement and all other costs  incurred  with the  solicitation  of proxies,  including  any  additional  solicitation  by letter,  telephone  or otherwise,  will be paid by the Fund.  In addition to  solicitations  by mail,  officers of the Fund or officers  and  employees of the
Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies.  As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.
It is anticipated the cost of engaging a proxy solicitation firm would not exceed $2,500 plus the additional costs, that may be
                                                                                         ----
substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, the shareholder may submit the proxy ballot originally sent with the Proxy
Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.647.7374.  Any proxy given by a shareholder is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly.  You may provide your completed proxy via facsimile or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the
Proposal in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a majority of the voting shares represented in person or by proxy and authorized to vote at the meetings required for the election of each nominee and for the approval of the Proposal.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy is received and properly executed.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN"
box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of the Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such shares, the institutional investor may be authorized to vote such shares, as well as shares the institutional investor itself owns, in the same proportion as shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund (at the address listed on the first page) expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

                                               RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 2002 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                                         OTHER MATTERS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of
Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes)
may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.
The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy
(including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Trustees,

                                                     Robert G. Zack, Secretary
                                                     March 22, 2002

                                                 OPPENHEIMER MULTI-SECTOR INCOME TRUST
                                                 PROXY FOR ANNUAL SHAREHOLDERS MEETING
                                                        TO BE HELD May 3, 2002

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert G. Zack, Kathleen T.
Ives, Scott Farrar and Brian Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 3, 2002 at 6803 South Tucson Way, Englewood,
Colorado 80112 at 1:00 P.M., Mountain time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side.  Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE
                                                                            ---                                              ---
PROPOSAL ON THE REVERSE SIDE.  THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS
                                                                                                               ---
INDICATED.

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.  Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own.  A majority of the Fund's shares must be represented in person or by proxy.  Please vote your proxy so your Fund can avoid the expense of another mailing.

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy below, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS

---------------------------------------------------------------------------------------------------------------------------------------

                                                  DETACH AND RETURN THIS PORTION ONLY
                                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Oppenheimer Multi-Sector Income Trust

1.       Election of Trustees

A)       Elizabeth B. Moynihan
B)       Phillip A. Griffiths
C)       Donald W. Spiro
D)        John V. Murphy

FOR               WITHOLD           FOR ALL EXCEPT
ALL____                    ALL____          ____

      .                                                                To withhold authority to vote for a particular nominee, mark
                                                                       "For All Except" and write the nominee's letter on the line below.
Vote on Proposal

2.    Ratification of selection of KPMG LLP as independent certified public accountants and auditors for the fiscal year commencing
      November 1, 2001

                  FOR____           AGAINST____               ABSTAIN____

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such.  All joint owners should sign this proxy.  If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.
                                            Dated:   _____________________, 2002

                                                     Signature(s)

                                                     Signature(s)

680

--------

1 Mr. Griffiths is not a Director of Oppenheimer Money Market Fund, Inc. Mr. Murphy is not a Director/Trustee of Oppenheimer
California Municipal Fund or Oppenheimer Money Market Fund Inc.
                                                                                                    2 Includes shares owned by Mr. Murphy in other Oppenheimer Funds for which he serves as director or trustee.
                                                                                                             * Mr. Murphy is an "interested trustee" (as that term is defined in the Investment Company Act of 1940) of the Fund.